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                                                                   EXHIBIT 23.2


                      CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 19, 1998 relating to the financial statements, which appears in Kaneb Pipe Line Partners, L.P.'s Annual Report on Form 10-K for the year ended December 31, 1998. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


PricewaterhouseCoopers LLP
Dallas, Texas
April 9, 1999